Exhibit 99.1

Network Appliance Announces Results for Fourth Quarter and Fiscal Year End 2003;
                      Sixth Consecutive Quarter of Growth

    SUNNYVALE, Calif.--(BUSINESS WIRE)--May 13, 2003--Network Appliance, Inc. (Nasdaq:NTAP) today announced results for the fourth quarter and fiscal year 2003. Revenues for the fourth fiscal quarter were $241.6 million, an increase of 18% compared to revenues of $204.9 million for the same period a year ago, and a 6% increase compared to $228.5 million in the prior quarter.
    For the fourth quarter, GAAP net income increased 219% to $24.8 million, or $0.07 per share, compared to GAAP net income of $7.8 million, or $0.02 per share for the same period in the prior year. Pro forma net income for the fourth quarter increased 75% to $25.5 million, or $0.07 per share, compared to pro forma net income of $14.6 million, or $0.04 per share for the same period a year ago.
    Revenues for fiscal year 2003 were $892.1 million, an increase of 12% compared to revenues of $798.4 million for fiscal year 2002.
    For fiscal year 2003, GAAP net income was $76.5 million, or $0.22 per share, compared to GAAP net income of $3.0 million, or $0.01 per share for fiscal year 2002. Pro forma net income for fiscal year 2003 increased 97% to $83.8 million, or $0.24 per share, compared to pro forma net income of $42.5 million, or $0.12 per share for fiscal year 2002.
    "We are pleased with our performance for the quarter, particularly with our cash generation and the continued strength of the balance sheet. Our 12% increase in revenue over the last fiscal year is a direct reflection of our strong sales and operational performance," said Dan Warmenhoven, CEO of Network Appliance. "NetApp remains an industry market leader with our innovative products being recognized by eWeek and Network Magazine for best products of the year."

    Quarterly Highlights

    Throughout the fourth quarter and fiscal year 2003, Network Appliance accelerated its momentum by developing new storage solutions, expanding its customer base, strengthening its partnerships, and gaining market acceptance for its new and expanded unified storage, NearStore(TM), and NetCache(R) families.
    Product milestones for the fourth quarter included the launch of Network Appliance's first native iSCSI storage solution in the form of iSCSI protocol support and host attach kits for NetApp(R) unified storage systems. The company also has extended its heterogeneous data protection and storage consolidation portfolio with the debut of the NearStore R150 system, SnapVault(TM) software, MetroCluster software, and a certified NearStore and VERITAS Volume Replicator offering. In addition, Network Appliance announced SnapLock(TM), an open access data retention solution targeted at regulated data industries such as financial services, healthcare, pharmaceuticals, and government.
    On other product-related milestones, Network Appliance won two awards in the fourth quarter including Best Enterprise IT Product of the Year for its FAS900 by eWeek, and Best Product of the Year for its NetApp NearStore R100 by Network Magazine.
    During the fourth quarter, customers from a variety of industries worldwide selected Network Appliance to store, manage and consolidate their business- and mission-critical data in the fourth quarter. Unified and SAN storage wins include B. Braun Medical France, Brocade Communications Systems, Inc., L'Oreal, Nationwide Insurance, and SAS. Other enterprise customer wins include Emerson, Honda, Krispy Kreme Doughnuts, Inovant, Statoil, and the U.S. Army. NearStore customer wins included Affymetrix, Johnson Controls and The Home Depot.
    Also during the fourth quarter, Network Appliance continued to expand its unified storage strategy and solution initiatives through partnerships with key industry leaders. NetApp and HDS announced the availability of their co-developed, co-branded HDS NetApp Enterprise NAS Gateway. NetApp and Intel announced their partnership to co-develop and market standards-compliant iSCSI solutions.
    Network Appliance also announced today that the Board of Directors has approved a $150 million stock repurchase program to purchase shares of its outstanding common stock.
    Network Appliance's fiscal year 2004 will be a 53-week year with the extra week falling into the first quarter. The company's targeted quarterly results dates for the fiscal year are August 19, 2003, November 18, 2003, February 17, 2004 and May 18, 2004.
    Pro forma results exclude amortization of goodwill and intangible assets, stock compensation, restructuring charges, net loss on investments, gain on sale of intangible assets, and the related effects on income taxes.
    Earnings per share represents the diluted number of shares for all periods presented.
    The conference call will be broadcast live via the Internet from the investors section of Network Appliance's Web site at http://investors.netapp.com on Tuesday, May 13, 2003 at 2:00 p.m. Pacific Time. The conference call will also be available live in a listen-only format at 800/218-0530 in the United States, and 212/329-1452 outside the United States. A replay will be available for 72 hours following completion of the live call by dialing 800/405-2236 in the United States, and 303/590-3000 outside the United States, replay code 534799.

    About Network Appliance

    Network Appliance is a world leader in unified storage solutions for today's data-intensive enterprise. Since its inception in 1992, Network Appliance has delivered technology, product, and partner firsts that continue to drive the evolution of storage. Information about Network Appliance(TM) solutions and services is available at www.netapp.com.

    NetApp and NetCache are registered trademarks. Network Appliance, NearStore, SnapVault, and SnapLock are trademarks of Network
Appliance, Inc. in the U.S. and other countries. All other brands or products are trademarks or registered trademarks of their respective holders and should be treated as such.

    Network Appliance Usage of Pro forma Financials

    The Company refers to the non-GAAP financial measures cited above in making operating decisions because they provide meaningful supplemental information regarding the Company's operational performance. In addition, these non-GAAP financial measures facilitate management's internal comparisons to the Company's historical operating results and comparisons to competitors' operating results. We include these non-GAAP financial measures in our earnings announcement because we believe they are useful to investors in allowing for greater transparency with respect to supplemental information used by management in its financial and operational decision-making. In addition, we have historically reported similar non-GAAP financial measures to our investors and believe that the inclusion of comparative numbers provides consistency in our financial reporting at this time.

    "Safe Harbor" Statement under U.S. Private Securities Litigation Reform Act of 1995

    The statement regarding the stock repurchase program is a forward-looking statement within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statement regarding future events or the future financial performance of Network Appliance Inc. that involves risks or uncertainties. In evaluating these statements, readers should specifically consider various factors that could cause actual events or results to differ materially from those indicated, including without limitation: continuing decline in the general economic conditions, customer demand for products and services, customer acceptance of product architectures, increased competition, inherent risk in the international operations, and other important factors as described in Network Appliance, Inc. reports and documents filed from time to time with the Securities and Exchange Commission, including its mostly recently submitted 10-K and 10-Q.

    Note to editors: tables to follow

    Note to Shareholder.com: NTAP - FIN


                        NETWORK APPLIANCE, INC.
                 CONDENSED CONSOLIDATED BALANCE SHEETS
                            (In thousands)
                              (Unaudited)


                                  April 30, 2003       April 30, 2002
                                 ----------------     ----------------

       ASSETS

CURRENT ASSETS:
  Cash and cash equivalents         $  284,161         $  210,756
  Short-term investments               334,677            243,371
  Accounts receivable, net             151,637            146,511
  Inventories                           31,559             23,849
  Prepaid expenses and other            24,014             22,112
  Deferred income taxes                 27,444             32,529
                                 ----------------     ----------------
     Total current assets              853,492            679,128

PROPERTY AND EQUIPMENT, net            362,862            345,195

GOODWILL                                48,212             49,422
INTANGIBLE ASSETS, net                   2,954              8,828
OTHER ASSETS                            51,653             26,233
                                 ----------------     ----------------
                                    $1,319,173         $1,108,806
                                 ================     ================



  LIABILITIES AND STOCKHOLDERS'
   EQUITY

CURRENT LIABILITIES:
  Accounts payable                  $   39,600         $   40,243
  Income taxes payable                  30,256             17,073
  Accrued compensation and
   related benefits                     40,647             39,434
  Other accrued liabilities             43,841             42,671
  Deferred revenue                     110,672             76,139
                                 ----------------     ----------------
     Total current liabilities         265,016            215,560

LONG-TERM DEFERRED REVENUE              63,698             31,036
LONG-TERM OBLIGATIONS                    3,102              3,734
                                 ----------------     ----------------
                                       331,816            250,330
                                 ----------------     ----------------

STOCKHOLDERS' EQUITY                   987,357            858,476
                                 ----------------     ----------------
                                    $1,319,173         $1,108,806
                                 ================     ================




                        NETWORK APPLIANCE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)


                         Quarter Ended               Year Ended
                      ----------------------    ----------------------
                       April 30,   April 30,     April 30,   April 30,
                        2003        2002          2003         2002
                      -----------  ---------    ---------   ----------

REVENUES
 Product revenue       $217,138    $185,263      $802,281    $729,916
 Service revenue         24,467      19,616        89,787      68,453
                      -----------  ---------    ---------   ----------
    Total revenues      241,605     204,879       892,068     798,369
                      -----------  ---------    ---------   ----------
COST OF REVENUES
 Cost of product
  revenue                74,427      58,725       274,211     261,857
 Cost of service
  revenue                18,781      15,048        65,953      55,989
                      -----------  ---------    ---------   ----------
    Total cost of
     revenues            93,208      73,773       340,164     317,846
                      -----------  ---------    ---------   ----------
GROSS MARGIN            148,397     131,106       551,904     480,523
                      -----------  ---------    ---------   ----------

OPERATING EXPENSES:
 Sales and marketing     79,158      75,065       304,236     284,355
 Research and
  development            28,333      30,837       112,863     116,725
 General and
  administrative         10,419       8,781        36,822      40,182
 Amortization of
  goodwill and
  intangible assets       1,364       5,217         5,478      20,895
 Stock compensation         536       1,447         3,642       7,202
 Restructuring charges       --       4,246         1,257      12,226
                      -----------  ---------    ---------   ----------
    Total operating
     expenses           119,810     125,593       464,298     481,585
                      -----------  ---------    ---------   ----------

INCOME (LOSS) FROM
 OPERATIONS              28,587       5,513        87,606      (1,062)

OTHER INCOME
 (EXPENSE), net:
 Interest income          3,116       3,839        12,215      18,507
 Other expense, net        (462)     (1,039)       (1,381)     (1,904)
 Net loss on
  investments              (503)         --        (1,229)    (13,008)
 Gain on sale of
  intangible asset           --          --           604          --
                      -----------  ---------    ---------   ----------
 Total other income,
  net                     2,151       2,800        10,209       3,595
                      -----------  ---------    ---------   ----------

INCOME BEFORE INCOME
 TAXES                   30,738       8,313        97,815       2,533

PROVISION (BENEFIT)
 FOR INCOME TAXES         5,915         540        21,343        (500)
                      -----------  ---------    ---------   ----------

NET INCOME             $ 24,823    $  7,773      $ 76,472    $  3,033
                      ===========  =========    =========   ==========

NET INCOME PER SHARE:
 BASIC                 $   0.07    $   0.02      $   0.23    $   0.01
                      ===========  =========    =========   ==========

 DILUTED               $   0.07    $   0.02      $   0.22    $   0.01
                      ===========  =========    =========   ==========

SHARES USED IN PER
 SHARE CALCULATION:
 BASIC                  339,854     334,401       337,647     331,645
                      ===========  =========    =========   ==========

 DILUTED                352,144     353,841       350,122     350,498
                      ===========  =========    =========   ==========

SUPPLEMENTAL
 INFORMATION:
NET INCOME             $ 24,823    $  7,773      $ 76,472    $  3,033

Adjustments:
 Amortization of
  goodwill                   --       3,786            --      15,169
 Amortization of
  intangible assets       1,364       1,431         5,478       5,726
 Stock compensation         536       1,447         3,642       7,202
 Restructuring charges        0       4,246         1,257      12,226
 Net loss on
  investments               503          --         1,229      13,008
 Gain on sale of
  intangible asset           --          --          (604)         --
 Income tax effect       (1,707)     (4,073)       (3,685)    (13,907)

                      -----------  ---------    ---------   ----------
PROFORMA NET INCOME    $ 25,519    $ 14,610      $ 83,789    $ 42,457
                      ===========  =========    =========   ==========

DILUTED PRO FORMA NET
 INCOME PER SHARE      $   0.07    $   0.04      $   0.24    $   0.12
                      ===========  =========    =========   ==========

SHARES USED IN DILUTED
 PRO FORMA NET INCOME
 PER SHARE
 CALCULATION:           352,144     353,841       350,122     350,498
                      ===========  =========    =========   ==========




                        NETWORK APPLIANCE, INC.
       PRO FORMA (1) CONDENSED CONSOLIDATED STATEMENTS OF INCOME
               (In thousands, except per share amounts)
                              (Unaudited)




                           Quarter Ended               Year Ended
                       ---------------------    ----------------------
                       April 30,   April 30,     April 30,   April 30,
                         2003       2002          2003         2002
                       ---------   ---------    ---------    ---------

REVENUES
 Product revenue        $217,138   $185,263     $802,281     $729,916
 Service revenue          24,467     19,616       89,787       68,453
                       ---------   ---------    ---------    ---------
   Total revenues        241,605    204,879      892,068      798,369
                       ---------   ---------    ---------    ---------
COST OF REVENUES
 Cost of product
  revenue                 74,427     58,725      274,211      261,857
 Cost of service
  revenue                 18,781     15,048       65,953       55,989
                       ---------   ---------    ---------    ---------
   Total cost of
    revenues              93,208     73,773      340,164      317,846
                       ---------   ---------    ---------    ---------
GROSS MARGIN             148,397    131,106      551,904      480,523
                       ---------   ---------    ---------    ---------

OPERATING EXPENSES:
 Sales and marketing      79,158     75,065      304,236      284,355
 Research and
  development             28,333     30,837      112,863      116,725
 General and
  administrative          10,419      8,781       36,822       40,182
                       ---------   ---------    ---------    ---------
   Total operating
    expenses             117,910    114,683      453,921      441,262
                       ---------   ---------    ---------    ---------

INCOME FROM OPERATIONS    30,487     16,423       97,983       39,261

OTHER INCOME, net          2,654      2,800       10,834       16,603
                       ---------   ---------    ---------    ---------

INCOME BEFORE INCOME
 TAXES                    33,141     19,223      108,817       55,864

PROVISION FOR INCOME
 TAXES                     7,622      4,613       25,028       13,407

                       ---------   ---------    ---------    ---------
NET INCOME              $ 25,519    $14,610     $ 83,789     $ 42,457
                       =========   =========    =========    =========

NET INCOME PER SHARE:
 BASIC                  $   0.08      $0.04     $   0.25     $   0.13
                       =========   =========    =========    =========

 DILUTED                $   0.07      $0.04     $   0.24     $   0.12
                       =========   =========    =========    =========

SHARES USED IN PER
 SHARE CALCULATION:
 BASIC                   339,854    334,401      337,647      331,645
                       =========   =========    =========    =========

 DILUTED                 352,144    353,841      350,122      350,498
                       =========   =========    =========    =========


(1) Pro forma results of operations exclude amortization of goodwill and intangible assets, stock compensation, restructuring charges, net loss on investments, gain on sale of intangible asset and the related effects on income taxes.


    CONTACT: Network Appliance
             Marla Dierkes, 408/822-3580 (Press)
             marla@netapp.com
             Rod Mathews, 408/822-6108 (Investor)
             rmathews@netapp.com
             Billie Fagenstrom, 408/822-6428 (Investor) billief@netapp.com